WASATCH ULTRA GROWTH FUND®

(Investor Class Shares)

Summary Prospectus — January 31, 2013	TICKER: WAMCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.WasatchFunds.com. You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated January 31, 2013, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.20%

Total Annual Fund Operating Expenses[1]	1.52%

[1]

The Advisor has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% until at least January 31, 2014 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). Acquired Fund Fees and Expenses are not included in the expense limitation. The Advisor may rescind the contractual limitation on expenses at any time after its expiration date. There were no reimbursements for the Investor Class shares of the Fund during 2012. The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. The example reflects contractual fee waivers and reimbursements through January 31, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Ultra Growth Fund — Investor Class	$155	$481	$831	$1,817

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in smaller high growth companies.

Under normal market conditions, we will invest the Fund’s assets in the equity securities of rapidly growing companies. These companies are usually small to mid-size with market capitalizations of less than $5 billion at the time of purchase.

The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Securities issued by companies incorporated outside the United States whose securities are publicly traded in the United States are not defined as foreign companies and are not subject to this limitation.

We use a process of “bottom up” fundamental analysis to look for individual companies that we believe have above average potential for rapid earnings growth and stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund may invest a large percentage of its assets in a few sectors, including information technology, financials, health care, consumer discretionary and industrials.

The Fund may invest in initial public offerings (IPOs).

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Fund invests primarily in equity securities (including common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics). The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Small Company Stock Risk. Small cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Sector Weightings Risk. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

HISTORICAL PERFORMANCE

The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.

WASATCH ULTRA GROWTH FUND — INVESTOR CLASS

Year by Year Total Returns

Best and Worst Quarterly Returns

Best — 6/30/03	29.29%
Worst — 12/31/08	-31.56%

Average Annual Total Returns — (as of 12/31/12)	1 Year	5 Years	10 Years
Wasatch Ultra Growth Fund — Investor Class
Return before taxes	12.45%	-0.01%	6.25%
Return after taxes on distributions	10.16%	-0.59%	5.21%
Return after taxes on distributions and sale of Fund shares	11.10%	-0.03%	5.29%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	14.59%	3.49%	9.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Managers

Paul Lambert Lead Portfolio Manager Since January 31, 2012	John Malooly, CFA Lead Portfolio Manager Since January 31, 2012

PURCHASE AND SALE OF FUND SHARES

INVESTMENT MINIMUMS	INVESTOR CLASS
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

SUBSEQUENT PURCHASES	INVESTOR CLASS
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter

•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
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You may sell shares online at www.WasatchFunds.com, via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.

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You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.

TAX INFORMATION

The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

WAMCX

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